ASSET MANAGEMENT FUND
Money Market Fund
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund
Large Cap Equity Fund
SUPPLEMENT DATED NOVEMBER 13, 2009 TO
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2009
AS SUPPLEMENTED JUNE 25, 2009
AND AUGUST 11, 2009
     Effective November 1, 2009, the sections entitled “Fund Services” and “Custodian” on pages 40-41 of the Statement of Additional Information are deleted in their entirety and replaced with the following:
     Effective November 1, 2009, The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, has served as the Trust’s custodian, financial administrator and fund accountant with respect to each Fund. Effective November, 20, 2009, Northern Trust will serve the Trust as its transfer agent.
     Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Trust’s custodian with respect to the Funds and, among other things, will maintain custody of the Funds’ cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Funds. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.
     Beginning on November 20, 2009, Northern Trust will be the transfer agent with respect to the Funds. Pursuant to the terms of the transfer agency agreement between the Trust and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Funds, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.
     As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, the Trust has agreed to pay Northern Trust a single fee of $680,000 for the aggregate services, with no charge for normal out-of-pocket expenses related to routine activities for the first two years of service. For the third year of service the Trust has agreed to pay Northern Trust a single fee of $680,000 for the aggregate services, with the Funds being responsible for any normal out-of-pocket expenses in excess of $200,000.

     Prior to November 1, 2009, Citi Fund Services Ohio, Inc. (“Citi”) served as administrator, fund accountant and transfer agent to the Trust.1 As compensation for these services rendered by Citi, the Trust paid the following amounts to Citi:

	FUND SERVICES FEES PAID (FEES WAIVED)
FUND	2008	2007	2006
Money Market*	$50,619	$54,818	$37,083
Ultra Short Mortgage*	431,131	521,187	544,307
Ultra Short*	37,507	60,015	66,251
Short U.S. Government*	32,166	43,782	46,584
Intermediate Mortgage*	47,391	74,749	79,701
U.S. Government Mortgage*	28,040	43,138	49,210
Large Cap Equity**	14,752	16,098	92,450

*	For the fiscal year ended October 31.

**	For the fiscal year and the ten-month period ended October 31 for 2008 and 2007, respectively, and for the fiscal year ended December 31 for 2006. The Large Cap Equity Fund’s fees for 2006 are based on the Administration Agreement between the Predecessor Fund and Citi. Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund paid Citi for its services as administrator and fund accountant a fee computed at the annual rate of 0.10% of the first $200 million of the Predecessor Fund’s average net assets, 0.075% of the next $200 million of the Predecessor Fund’s average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for the net assets of $400 million, subject to a minimum annual charge of $80,400.
     Effective November 1, 2009, the Trust has also entered into a compliance services agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”). Pursuant to the terms of the Compliance Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief compliance officer. The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the compliance services agreement, the Trust has agreed to pay Beacon Hill an annual fee of $115,000 plus out-of-pocket expenses.
     Prior to November 1, 2009, Citi provided these compliance services pursuant to a separate compliance services agreement. For the periods ended September 30, 2007 and September 30, 2008, the Trust paid Citi $109,307 and $146,070, respectively, plus out-of-pocket expenses and a prorated portion of an annual fee of $25,000 for the Large Cap Equity Fund for the period January 8, 2007 to September 30, 2007. Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund paid Citi a fee of $50,000, plus out-of-pocket expenses, for services rendered under a separate compliance services agreement.
     The Trust has also entered into an agreement with Beacon Hill to provide governance and regulatory oversight services to the Trust. Under the terms of this agreement, Beacon Hill will perform and coordinate Fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws.

[1]	Citi shall continue to provide transfer agency services through November 20, 2009.

     As compensation for its services under the agreement, the Trust has agreed to pay Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.15% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000, plus out-of-pocket expenses.
CUSTODIAN
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the custodian of the Funds’ investments.
ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606
Please retain this supplement with your Prospectus for future reference.